UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

      FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED INVESTMENT COMPANIES

Investment Company Act file number: 811-8255

THE WORLD FUNDS, INC.
(Exact name of registrant as specified in charter)

8730 Stony Point Parkway, Suite 205, Richmond, VA 23235

(Address of  principal executive offices) (Zip code)

Jones & Keller, P.C.
1999 Broadway, suite 3150
Denver, CO 80202
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 527-9525

Date of fiscal year end: August 31st

Date of reporting period: February 28th

ITEM 1.  Reports to Shareholders.

Semi-annual Letter to Shareholders
THIRD MILLENNIUM RUSSIA FUND
For the Six Months Ended February 28, 2011

Dear Shareholder,

Fund Performance. Your Russia Fund increased 29% for the six months ended February 28, 2011 compared to the RTS index return of 39% for the same period.  Since inception, the average annual total return for the Fund has been over 21% compared to the RTS index return of 37% for the same period. The calendar year got off to a slow start, but since the troubles in the Middle East began, and the earthquake/ tsunami in Japan hit, the Russian stock market has enjoyed a steady climb.

Even though the multiple of the Russian stock market has increased from 7 to 8, Russia remains one of the cheapest markets in the Emerging Market space, based upon 8.1 forward looking P/E as compared to 11.6 Emerging Market overall and 11.7 for BRIC countries.

Russian Market and Economy.  Russia’s macro-economic  track record is strong: it is enjoying the lowest levels of inflation yet and has just a 2% of GDP budget deficit.  Estimates of 2011 economic growth have increased from 5% to 6%, so the fiscal deficit may be eliminated altogether despite the fact that we are now in a political year with national legislative (State Duma) elections this December and Presidential elections in March 2012.

Russia has enjoyed improved relations with The West – Europe as well as the US. And China relations are excellent; Russia is poised to benefit from any Yuan strengthening and growing domestic demand there (see “View Towards China” below). And the dedication of the huge, new Kavikta gas field in Eastern Siberia to pipe down through The Altai to China portends substantial flows for the foreseeable future into China.

Consumer  sector stocks have doubled. Commodities remain strong, now including grain, in addition to steel, fertilizer – as well as oil and gas. …. All and all, the past twelve months have been kind to investors in Russian public companies and, except for the fog of fire last summer in the Moscow area and another brutal winter, Russian consumers have enjoyed a nice recovery in disposable income as a result of the economic resurgence.

Company Performance.      An almost thirty percent increase for the period, of course, consists of a number of companies which outperformed and those below standard. Once again the Steel Sector had a number of top companies based upon continuing strength in prices and the ability to maintain margins with the lowest cost inputs in the world: although the costs of iron ore, coking coal, power and labor are increasing. Severstal enjoyed a 59% stock price increase during the period, with Novolipetsk following at 54% and Mechel trailing at a still respectable 35%. Norilsk Nickel, now known as Norilsk Metals, increased 43% and Uralkaliy fertilizers went up 78% for the six months.

Oil & Gas have come alive of late, and your Fund’s traditional underweighting of Gazprom, which weighting has generally led to better than index results, is now causing us to underperform the index, so we have been increasing our holding in that name. Gazprom was up 41% for the period (but up only 30% for the prior twelve months) and Novatek was up 78%!! The oil companies in the Fund have also trended up recently due to the dramatic increase in the price of crude. The TNK-BP stock price increased 47%. Dragon Oil went up 49% and Tatneft, a 32% increase for the period.  Lukoil had a 30% stock price increase.

Both Sberbank at 41% and VTB Bank, 33%, were strong representatives of the Finance Sector. The Retail Sector had a good performance with Dixy going up 40% and Magnit, 27% (100% for the year!). Our largest holding X5 underperformed at 13%. Our restaurant chain (mostly Friday’s franchises) Rosinter increased 60% (109% for the year), but utilities and telecom continued to disappoint.

Personal  highlight.  Last November, I was pleased to accompany the Silicon Valley delegation to meet with Pres. Medvedev, and to visit Skolkovo business school, housed in a dramatic, modern campus, and Rusnano, the Government high tech start-up incubator. California venture capitalists (actually famous VC founders) opined “Russia gets it,” focusing on 13% flat personal income tax rate, and were most encouraging about the possibilities for co-investing in Russian high tech. We also visited Kazan, the capital of Tatarstan, on the Volga River, which has become a high tech center.

View towards China. We are all, naturally, aware of the calamities and uncertainties increasingly presenting themselves in recent times. Some investors have fled equities altogether…..seeking “safe havens”. For myself, I see Russia as a relatively stable, prosperous and growing economy and business culture. Although, as is always the case, Russia depends on developments elsewhere, I believe your Fund is invested in some of the best companies anywhere….Those interested in continuing dialogue about Russia and its companies can visit www.RussiaTakingStock.com.

Those reading these letters know that we always have an eye towards developments in China which continue to be encouraging.   As of this writing, industrial production there, year on year, is up 15% as is electricity output.  Those predicting a China slowdown are looking at the inflation rate and increased bank reserve requirement. If we look at what is actually happening on the ground, for example, there is an increase of 39% in construction activity so that demand for steel implies an annual growth rate of over 13%. This is the beginning of the Twelfth Five Year Plan and economic activity actually appears to be increasing, not slowing…..Great for Russia, and the World Economy!

Thank you for your continuing support.

John T. Connor
Portfolio Manager.

THIRD MILLENNUIM RUSSIA FUND SCHEDULE OF INVESTMENTS February 28, 2011 (unaudited)
Number of Shares	Security Description	% of Net Assets	Fair Value

	COMMON STOCK	96.46%

	AGRICULTURE/CHEMICALS	4.87%
2,807	Rusgrain Holding*		$ 989,467
40,000	Uralkaliy		1,634,800
			2,624,267
	CONSUMER	16.56%
15,000	Central European Distr*		342,750
32,000	DIXY Group*		465,600
80,000	Magnit OJSC Spon GDR*		2,272,000
38,600	MHP SA GDR*		723,750
66,000	Mriya Agro Holding GDR*		714,564
27,000	Rosinter Restaurant*		641,250
20,000	Synergy Ord*		854,000
15,000,000	Unimilk OJSC Board*		300,000
65,000	X-5 Retail Group REG S*		2,613,000
			8,926,914
	FINANCIAL	4.80%
600,000	Sberbank RF		2,124,000
67,000	VTB Bank GDR*		464,310
			2,588,310
	GAS DISTRIBUTION	14.88%
141,000	Gazprom OAO Spon ADR		4,134,120
27,803	Novatek OAO Spon GDR		3,611,610
161,200	Volga Gas PLC*		278,253
			8,023,983
	INFORMATION TECHNOLOGY	3.25%
53,282	Data Art (1)*		519,500
34,000	Mail.RU Group Ltd GDR*		1,232,500
			1,752,000
	MANUFACTURING	1.85%
11,160	Motor Sich GDR*		501,309
1,116	Motor Sich JSC		497,534
			998,843
	NATURAL RESOURCES	3.65%
81,500	JSC MMC Norilsk ADR		1,968,225

	OIL DISTRIBUTION	10.87%
7,776	A U Energy (1)*		3,238,704
720	A U Energy Warrant Expires 12/31/11 (1)*		-
110,000	Rosneft Oil GDR		1,038,400
38,000	Tatneft Spon GDR		1,586,500
			5,863,604
	OIL PRODUCTION	10.13%
1,100,000	Cadogan Petroleum PLC*		696,954
90,000	Dragon Oil PLC*		872,167
20,000	Lukoil Oil Co. ADR		1,412,620
820,570	TNK BP Holding ORD		$ 2,482,224
			5,463,965
	PHARMACEUTICAL	4.75%
31,500	Pharmstandard Regs GDR*		888,300
385,000	Protek*		662,200
22,000	Veropharm*		1,012,000
			2,562,500
	STEEL	14.10%
75,000	Ferrexpo PLC*		511,140
50,000	Mechel Steel Group		1,521,500
70,000	Novolipetsk Steel GDR 144A		3,213,000
118,500	Severstal GDR		2,259,795
5,000	TMK - GDR*		100,000
			7,605,435
	TELECOMMUNICATIONS	5.15%
30,000	Rostelecom Long Distance*		981,000
24,476,000	Urkrtelecom*		1,797,319
			2,778,319
	TRANSPORTATION	0.32%
10,000	Globaltrans Spons GDR		170,000

	UTILITIES	1.28%
1,837,007	Federal Hydrogenerating Co.*		93,687
1,042,401	Federal Grid Co. Unified Energy System Spons GDR*		15,375
925,986	IDGC Holding JSC *		162,048
11,834	Rushydro JSS Ord*		603
600,000,000	TGK-1		420,000
			691,713

	TOTAL COMMON STOCKS
	(Cost: $40,678,663)

	FIXED INCOME	0.56%
300,000	A U Energy Loan 7% 12/31/49 (1)*		300,000
	(Cost: $300,000)

	TOTAL INVESTMENTS:
	(Cost: $40,978,663)	97.02%	52,318,078
	Other assets, net	2.98%	1,605,928
	NET ASSETS	100.00%	$ 53,924,006

*Non-income producing (security considered non-income producing if at least one dividend has not been paid during the last year preceding the date of the Fund's related balance sheet).

(1) Restricted Security and affiliated issuer.   The aggregate value of such securities is 7.76% of total investments and they have been fair valued under procedures established by the Fund's Board of Directors.

ADR - Security represented is held by the custodian bank in the form of American Depositary Receipts.
GDR - Security represented is held by the custodian bank in the form of Global Depositary Receipts.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF ASSETS AND LIABILITIES
February 28, 2011 (unaudited)
ASSETS
Investments in unaffiliated issures at fair value (identified cost of $37,907,309) (Note 1)	$ 48,559,874
Investments in affiliated issures at fair value (identified cost of $3,071,354)	3,758,204
Receivable for securities sold	3,480,425
Receivable for capital stock sold	195,591
Dividends receivable	456,247
Interest receivable	5,133
Prepaid expenses	30,632
TOTAL ASSETS	56,486,106

LIABILITIES
Liabilities in excess of bank balance	1,229,584
Payable for securities purchased	511,006
Payable for capital stock redeemed	653,338
Accrued investment management fees	66,359
Accrued 12b-1 fees	18,153
Accrued administration and transfer agent fees	7,569
Accrued professional fees	4,647
Accrued custodian fees	45,910
Other accrued expenses	25,534
TOTAL LIABILITIES	2,562,100

NET ASSETS	$ 53,924,006
Net Assets Consist of :
Paid-in-capital applicable to 2,150,115 $0.01 par value shares of beneficial interest outstanding	$ 65,647,511
Accumulated net investment income (loss)	(252,610)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(22,742,818)
Net unrealized appreciation (depreciation) of investments and foreign currency	11,271,923
Net Assets	$ 53,924,006

NET ASSET VALUE PER SHARE
Class A
($37,289,253 / 1,507,034 shares outstanding; 20,000,000 authorized)	$ 24.74

MAXIMUM OFFERING PRICE PER SHARE ($24.74 X 100/94.25)	$ 26.25
Class C
($1,839,483 / 82,447 shares outstanding; 15,000,000 authorized)	$ 22.31

Class I
($14,795,270 / 560,634 shares outstanding; 15,000,000 authorized)	$ 26.39

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF OPERATIONS
Six Months ended February 28, 2011 (unaudited)
INVESTMENT INCOME
Dividend (net of foreign tax withheld of $106,258)	$ 404,344
Interest	5,738
Total investment income	410,082
EXPENSES
Investment management fees (Note 2)	475,323
Rule 12b-1and servicing fees (Note 2)
Class A	41,251
Class C	8,757
Recordkeeping and administrative services (Note 2)	61,173
Accounting fees	20,070
Custody fees	61,908
Transfer agent fees (Note 2)	59,011
Professional fees	16,996
Filing and registration fees (Note 2)	24,704
Directors fees	5,496
Compliance fees	12,614
Shareholder services and reports (Note 2)	7,808
Other	30,140
Total expenses	825,251
Management fee waivers (Note 2)	(96,211)
Net Expenses	729,040
Net investment income (loss)	(318,958)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES AND RELATED TRANSACTIONS
Net realized gain (loss) on investments	8,195,877
Net realized gain (loss) on foreign currency transactions	80,282
Net increase (decrease) in unrealized appreciation (depreciation) of
investments and foreign currencies	5,343,281
Net realized and unrealized gain (loss) on investments and foreign
currencies and related transactions	13,619,440
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$ 13,300,482

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six months ended February 28, 2011 (unaudited)	Year ended August 31, 2010
Increase (decrease) in Net Assets
OPERATIONS
Net investment income (loss)	$ (318,958)	$ (653,218)
Net realized gain (loss) on investments and foreign
currency transactions	8,276,159	(1,764,766)
Net increase (decrease) in unrealized appreciation
(depreciation) of investments and foreign currencies	5,343,281	16,172,245
Increase (decrease) in net assets from operations	13,300,482	13,754,261

DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain
Class A	-	(279,298)
Class C	-	(15,227)
Class I	-	(163,458)
Decrease in net assets from distributions	-	(457,983)

CAPITAL STOCK TRANSACTIONS (Note 5)
Shares sold
Class A	4,622,901	14,502,424
Class C	62,779	266,284
Class I	1,959,003	6,390,503
Distributions reinvested
Class A	-	272,918
Class C	-	14,289
Class I	-	97,327
Shares redeemed
Class A	(5,345,503)	(22,107,731)
Class C	(282,764)	(554,177)
Class I	(9,158,894)	(12,501,368)
Increase (decrease) in net assets from capital stock
transactions	(8,142,478)	(13,619,531)

NET ASSETS
Increase (decrease) during period	5,158,004	(323,253)
Beginning of period	48,766,002	49,089,255
End of period (including accumulated net investment income (loss) of $(252,610) and $(13,934), respectively)	$ 53,924,006	$ 48,766,002

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class A Shares
	Six Months ended	Years ended August 31,
	February 28, 2011 (unaudited)	2010	2009	2008	2007		2006

Net asset value, beginning of period	$19.22	$15.29	$47.18	$57.62	$56.35		$45.44
Investment activities
Net investment income (loss)(1)	(0.14)	(0.23)	(0.05)	(0.58)	(0.31)		(0.75)
Net realized and unrealized gain (loss)
on investments and foreign currency transactions	5.66	4.31	(25.55)	(0.51)	10.45		15.01
Total from investment activities	5.52	4.08	(25.60)	(1.09)	10.14		14.26
Distributions
Net investment income	-	-	-	-	-		-
Net realized gain	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)
Total distributions	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)

Paid in capital from redemption fees	-	-	-	0.01	-		-

Net asset value, end of period	$24.74	$19.22	$15.29	$47.18	$57.62		$56.35

Total Return	28.72%	26.66%	(45.56%)	(4.86%)	19.24%		32.82%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.75%	2.75%	2.75%	2.75%	2.86%	(C)	2.89%	(C)
Expenses, net (B)	2.75%	2.75%	2.75%	2.75%	2.75%		2.75%
Net investment income (loss)	(0.62%)	(1.20%)	(0.33%)	(0.98%)	(0.55%)		(1.42%)
Portfolio turnover rate	84.04%	93.41%	53.64%	47.77%	46.52%		99.47%
Net assets, end of year (000's)	$37,289	$29,868	$29,270	$78,375	$92,282		$127,040

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.34% for the six months ended February 28, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class C Shares
	Six Months ended	Years ended August 31, 2010
	February 28, 2011 (unaudited)	2010	2009	2008	2007		2006

Net asset value, beginning of period	$17.38	$13.93	$45.07	$55.88	$55.15		$44.83
Investment activities
Net investment income (loss)(1)	(0.20)	(0.34)	(0.16)	(0.98)	(0.79)		(1.16)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	5.13	3.94	(24.69)	(0.47)	10.39		14.83
Total from investment activities	4.93	3.60	(24.85)	(1.45)	9.60		13.67
Distributions
Net investment income	-	-	-		-		-
Net realized gain	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)
Total distributions	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)

Net asset value, end of period	$ 22.31	$ 17.38	$13.93	$45.07	$55.88		$55.15

Total Return	28.37%	25.82%	(46.07%)	(5.75%)	18.56%		31.88%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	3.50%	3.50%	3.50%	3.50%	3.61%	(C)	3.64%	(C)
Expenses, net (B)	3.50%	3.50%	3.50%	3.50%	3.50%		3.50%
Net investment loss	(0.99%)	(1.95%)	(1.11%)	(1.73%)	(1.30%)		(2.17%)
Portfolio turnover rate	84.04%	93.41%	53.64%	47.77%	46.52%		99.47%
Net assets, end of period (000's)	$ 1,839	$ 1,624	$1,531	$4,164	$2,664		$2,664

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.34%for the six months ended February 28, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA THROUGHOUT EACH PERIOD
	Class I Shares
	Six Months ended	Years ended August 31, 2010
	February 28, 2011 (unaudited)	2010	2009	2008	2007		2006

Net asset value, beginning of period	$20.44	$16.25	$48.85	$59.03	$57.50		$45.47
Investment activities
Net investment income (loss)(1)	(0.12)	(0.20)	0.05	(0.44)	(0.22)		(0.71)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	6.07	4.54	(26.36)	(0.38)	10.62		16.09
Total from investment activities	5.95	4.34	(26.31)	(0.82)	10.40		15.38
Distributions
Net investment income	-	-	-	-	-		-
Net realized gain	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)
Total distributions	-	(0.15)	(6.29)	(9.36)	(8.87)		(3.35)

Net asset value, end of period	$ 26.39	$ 20.44	$16.25	$48.85	$59.03		$57.50

Total Return	29.11%	26.69%	(45.46%)	(4.21%)	19.31%		35.46%
Ratios/Supplemental Data
Ratio to average net assets (A)
Expenses	2.50%	2.50%	2.50%	2.50%	2.61%	(C)	2.64%	(C)
Expenses, net (B)	2.50%	2.50%	2.50%	2.50%	2.50%		2.50%
Net investment loss	(0.49%)	(0.95%)	0.35%	(0.73%)	(0.30%)		(1.17%)
Portfolio turnover rate	84.04%	93.41%	53.64%	47.77%	46.52%		99.47%
Net assets, end of period (000's)	$ 14,795	$ 17,274	$18,288	$20,469	$2,616		$2,631

(A)   Management fee waivers and reimbursements of expenses reduced the expense ratio and increased net investment income ratio by 0.34%for the six months ended February 28, 2011, 0.46% for the year ended August 31, 2010; 0.55% for the year ended August 31, 2009; 0.11% for the year ended August 31, 2008 and 0.06% for the year ended August 31, 2007.

(B) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.
(C) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.
(1) Per share amounts calculated using the average number of shares outstanding.

See Notes to Financial Statements

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

The Third Millennium Russia Fund (the "Fund") is a series of The World Funds, Inc. ("TWF") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company.  The Fund was established in June, 1998 as a series of TWF which has allocated to the Fund 50,000,000 (Class A: 20,000,000; Class C: 15,000,000; Class I: 15,000,000) of its 1,500,000,000 shares of $.01 par value common stock.  Initial outside investors purchased Class A shares of the Fund on June 29, 1998.  However, investment operations of the Fund did not commence for Class A shares until October 1, 1998.  Commencement of operations for Class C shares was December 3, 2003 and January 30, 2004 for Class I shares.  The following is a summary of significant accounting policies consistently followed by the Fund.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The investment objective of the Fund is to seek to achieve capital appreciation by investing in a non-diversified portfolio consisting primarily of equity securities (which includes securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock).

Security Valuation

The Fund’s securities are valued at current market prices.  Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date.  In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Directors.  Short-term debt securities (less than 60 days to maturity) are valued at their fair value

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

using amortized cost.  Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation.  Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Directors of the  Fund.  Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value.  Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate.  Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value.  Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated in U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE.  The value of these securities used in computing the net asset value (“NAV”) is determined as of such times.

The Fund has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as:  (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Fund uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value.  Any method used will be approved by the Board and results will be monitored to evaluate

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

accuracy.  The Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing.  However, fair values determined pursuant to The Fund’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

In accordance with GAAP, “Fair Value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  Various inputs are used in determining the value of a Fund’s investments.  GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes.  Level 1 includes quoted prices in active markets for identical securities.  Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)  Level 3 includes unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of February 28, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Agriculture/Chemicals	$ 2,624,267	$ -	$ -	$ 2,624,267
Consumer	8,626,914	300,000	-	8,926,914
Financial	2,588,310	-	-	2,588,310
Gas Distribution	8,023,983	-	-	8,023,983
Information Tech	1,232,500	-	519,500	1,752,000
Manufacturing	998,843	-	-	998,843
Natural Resources	1,968,225	-	-	1,968,225
Oil Distribution	2,624,900	-	3,538,704	6,163,604
Oil Production	4,051,345	1,412,620	-	5,463,965
Pharmaceutical	888,300	1,674,200	-	2,562,500
Steel	7,605,435	-	-	7,605,435
Telecommunications	2,778,319	-	-	2,778,319
Transportation	170,000	-	-	170,000
Utilities	114,062	577,651	-	691,713
	$44,295,403	$3,964,471	$ 4,058,204	$52,318,078

Refer to the Fund’s Schedule of Investments for a listing of securities by security type and industry.

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investment in Securities

Balance at 08/31/10	$3,758,204
Total realized gain (loss)	-
Change in unrealized appreciation/depreciation	-
Cost of purchases	300,000
Proceeds from sales	-
Transfer into Level 3	-
Transfer out of Level 3	-
Balance at 2/28/11	$4,058,204

Security Transactions and Income.

 Security transactions are accounted for on the trade date.  The cost of securities sold is generally determined on a specific identification basis.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

Cash and Cash Equivalents

Cash and cash equivalents consist of overnight deposits with the custodian bank which earn interest at the current market rate.

Accounting Estimates

 In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

shareholders.  The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains.  Therefore, no federal income tax or excise provision is required.

The Fund recognizes tax benefits on certain tax positions only where the position is “more likely than not” to be sustained assuming investigation from tax authorities.  Management has reviewed the Fund’s tax positions for each of the open tax years (2007-2009) or expected to be taken in the Fund’s 2010 tax returns.  The Fund has identified its major tax jurisdiction to be U.S. tax authorities.  The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Reclassification of Capital Accounts

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the six months ended February 28, 2011, there were no reclassifications.

Class Net Asset Values and Expenses

 All income,  expenses not attributable to a particular  class, and realized and unrealized  gains,  are allocated to each class  proportionately  on a daily basis for  purposes of  determining  the net asset value of each class.  Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Fund currently offers three classes of shares.  Class A shares include a maximum front-end sales charge of 5.75% and a maximum deferred sales charge of 2% on the proceeds of Class A shares redeemed within 360 days.  Class A shares may be purchased without a front-end sales charge through certain third-party fund “supermarkets”.  Class C shares include a maximum deferred sales charge of 2% on the proceeds of Class C shares redeemed within 2 years of purchase.  Class I shares include a maximum deferred sales charge of 2% on the proceeds of Class I shares redeemed within 90 days of purchase.

Currency Translation

The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period.  The cost of such holdings is

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

determined using historical exchange rates.  Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments.  Such fluctuations are included with the net realized and unrealized gains and losses from investments.  Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

NOTE 2 - INVESTMENT ADVISORY AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, the Advisor, Third Millennium Investment Advisors LLC (“TMIA”) provides investment services for an annual fee of 1.75% of the first $125 million of average daily net assets; 1.50% on assets in excess of $125 million and not more than $250 million; and, 1.25% on assets over $250 million of average daily net assets of the Fund.   TMIA has contractually agreed to waive fees and reimburse the Fund for expenses in order to limit operating expenses to 2.75% for Class A; 3.50% for Class C and 2.50% for Class I,  of average daily net assets, respectively, through November 30, 2010. Fund operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and any other expenses not incurred in the ordinary course of the Fund’s business (“extraordinary expenses”).  For the six months ended February 28, 2011, the Advisor earned fees of $475,323, of which $96,211 were waived.

TMIA will be entitled to reimbursement of fees waived or remitted by TMIA to the Fund.  The total amount of reimbursement recoverable by the TMIA is the sum of all fees previously waived or remitted by TMIA to the Fund during any of the previous five years, less any reimbursement previously paid by the Fund to TMIA with respect to any waivers, reductions, and payments made with respect to the Fund.  The total amount of recoverable reimbursements as of February 28, 2011 was $867,886 and expires as follows:

Year Expiring	Amount
August 31, 2012	$ 133,454
August 31, 2013	133,567
August 31, 2014	242,545
August 31, 2015	262,109
August 31, 2016	96,211
$ 867,886

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

FDCC acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s shares.  Underwriting commissions and fees received by FDCC in connection with the distribution of the Fund’s shares for the six months ended February 28, 2011 were $11,284.  In addition, FDCC receives a deferred sales charge (“DSC”) of 2% for certain Fund share redemptions occurring within two years of purchase.  Shares redeemed subject to a DSC will receive a lower redemption value per share.  For the six months ended February 28, 2011, the DSC for Fund shares redeemed was $22,665.

The Fund’s Class A and Class C shares have adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  For Class A shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the Fund’s Class A’s average daily net assets.  For Class C shares, the Plan provides that the Fund will pay a fee to the Distributor at an annual rate of 1.00% of Class C’s average daily net assets, of which 0.75% represents distribution 12b-1 fees and 0.25% represents shareholder servicing fees.  The fees are paid to the Distributor as reimbursement for expenses incurred for distribution-related activity.  For the six months ended February 28, 2011, $41,251 was incurred in Class A distribution fees and $8,757 was incurred in Class C distribution and shareholder servicing fees.

Commonwealth Shareholder Services, Inc. ("CSS"), the administrative agent for the Fund, provides shareholder, recordkeeping, administrative and blue-sky filing services.  For such administrative services, CSS receives 0.20% of average daily net assets.  CSS earned $61,173 for its services for the six months ended February 28, 2011.   Additionally, the Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis.  Of the $24,704 of filing and registration fees expense incurred and the $7,808 of shareholder servicing and reports expense incurred, CSS received $6,750 and $-, respectively, for these services.

Commonwealth Fund Services, Inc. ("CFSI") is the Fund's Transfer and Dividend Disbursing Agent.  CFSI earned $59,011 for its services for the six months ended February 28, 2011.

Certain officers and/or an interested director of the Fund are also officers, principals and/or director of TMIA, CSS, FDCC and CFSI.

NOTE 3 – INVESTMENTS

The cost of purchases and proceeds from sales of securities other than short-term notes for the six months ended February 28, 2011, were $23,101,085 and $31,556,113, respectively.

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

NOTE 4 – DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These distribution differences primarily result from different treatments of post-October capital losses.

The tax character of distributions paid during the six months ended February 28, 2011 and the year ended August 31, 2010, respectively, was as follows:

	Six months ended February 28, 2011 unaudited	Year ended August 31, 2010
Distributions paid from:
Ordinary income	$ -	$ - -
Long term capital gains	-	457,983
	$ -	$ 457,983

As of February 28, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income (loss)	$ (252,610)
Other accumulated losses	(22,742,818)
Unrealized appreciation (depreciation) of investments and foreign currency transactions	11,271,923
$ (25,023,987)

As of August 31, 2010, the Fund has a capital loss carryforward of $22,404,553 available to offset future capital gains, if any.  To the extent that this carryforward is used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.  This carryforward will expire in 2018.

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

As of February 28, 2011, cost for Federal Income tax purpose is $40,978,663 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$ 12,345,080
Gross unrealized depreciation	(1,005,665)
Net unrealized appreciation (depreciation)	$ 11,339,415

NOTE 5 – CAPITAL STOCK TRANSACTIONS

	Class A Shares Six months ended February 28, 2011		Class C Shares Six months ended February 28, 2011		Class I Shares Six months ended February 28, 2011
	Shares	Value	Shares	Value	Shares	Value

Shares sold	191,813	$4,622,901	2,972	$ 62,779	81,005	$ 1,959,003
Shares reinvested	-	-	-	-	-	-
Shares redeemed	(239,132)	(5,345,503)	(13,991	(282,764)	(365,324)	(9,158,894)
Net increase(decrease)	(47,319)	$(7,332,389)	(11,019)	$(273,604)	(284,319)	$(6,013,538)

	Class A Shares Year ended August 31, 2010		Class C Shares Year ended August 31, 2010		Class I Shares Year ended August 31, 2010
	Shares	Value	Shares	Value	Shares	Value

Shares sold	758,400	$14,502,424	14,801	$ 266,284	305,428	6,390,503
Shares reinvested	14,250	272,918	822	14,289	4,773	97,327
Shares redeemed	(1,132,900)	(22,107,731)	(32,059)	(554,177)	(590,697)	(12,501,368)
Net increase(decrease)	(360,250)	$(7,332,389)	(16,436)	$(273,604)	(280,496)	$(6,013,538)

NOTE 6 – INVESTMENT IN AFFILIATES AND RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies.  A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of the Fund’s net assets would be invested in illiquid securities.  In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.  It is

THIRD MILLENNIUM RUSSIA FUND
NOTES TO THE FINANCIAL STATEMENTS
February 28, 2011 (unaudited)

possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.  As of February 28, 2011, the Fund was invested in the following restricted securities:

Security	on Dates	Cost	Balance of Shares Held August 31, 2010	Gross Purchase and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2011	Value February 28, 2011	Income From Investments In Affiliated Issuers Included in Total Income
AU Energy	06/03/09 –07/08/10	$3,238,704	7,776	$ -	$ -	7,776	$3,238,704	$ -
AU Energy
Loan 7% 12/31/11	12/03/10	$ 300,000	300,000	$ 300,000	$ -	300,000	$ 300,000	$ -
Data Art Enterprises, Inc.	12/19/08	$ 564,890	68,667	$ -	$(149,984)	53,282	$ 519,500	$ -

NOTE 7 – SUBSEQUENT EVENTS

The fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Fund is required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements and has noted so such events.

THIRD MILLENNIUM RUSSIA FUND
SUPPLEMENTAL INFORMATION
(unaudited)

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”.  These filings are available, without charge and upon request, by calling 1-800-527-9525 or on the SEC’s website at www.sec.gov.   The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ADVISORY CONTRACT APPROVAL
At a meeting of the Board of Directors of the Company (the “Board”) held on May 20, 2010 (the “Meeting”), the Board, including the directors of the Company who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”), approved an investment advisory agreement (“Advisory Agreement”) between the Company, on behalf of the Fund, and Third Millennium Investment Advisors LLC (the “Adviser”), for its initial term.

In preparation for the Meeting, the Board requested and reviewed a wide variety of information from the Adviser, including written materials provided by the Adviser regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services to be provided and profits to be realized by the Adviser and its affiliates from the relationship with the Fund; and (iv) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, as discussed in further detail below. In approving the Advisory Agreement, the Board considered many factors, including the following:

(i)  The nature, extent and quality of services to be provided by the Adviser. The Board reviewed the services that the Adviser would provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Board received information concerning the investment philosophy and investment process to be applied by the Adviser in managing the Fund.  In this regard, the Board considered the Adviser’s recent expansion in personnel as well as other resources available to the Adviser’s new personnel.  The Board also discussed the portfolio management and investment strategy of the Fund and the type of investments that would be made on behalf of the Fund.  Additionally, the Board considered the level of experience in Russian securities and the background of the Fund’s portfolio manager, noting that he recently has been rated as one of the top investment managers by a well-known investment publication.  The Board also discussed enhancements that the Adviser plans to make in its compliance program.  On this basis, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided by the Adviser.

(ii)  Investment performance of the Fund and the Adviser.  Based on discussions with a representative of the Adviser, the Board considered the Fund’s performance compared to benchmark indices and other similar mutual funds for various trailing periods.  The Board considered that the Fund was managed with an effort to produce less volatility than its peers, noting that the Fund’s performance was within the range of its peer group, and concluded that they were satisfied with the investment performance of the Fund.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by the Adviser, the Board concluded that the Adviser is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objective, policies and strategies and competitive with many other investment companies.

(iii)  Consideration of advisory fee; Cost of the services to be provided and profits to be realized by the Adviser from the relationship with the Fund.  Next, the Board considered the level of advisory fees paid by the Fund and profitability of the Adviser.  In reviewing the proposed investment advisory fee, the Board considered fees paid by other open-end funds of comparable size and investment objective, noting that the advisory fee proposed to be received by the Adviser was comparable to fees charged to similar funds.  The Board also considered the financial results and profitability of the Adviser, noting that the Adviser had just recently begun to achieve a level of profitability since the inception of the Fund.  Based on such information, the Board concluded that the advisory fee and the overall expense ratio of the Fund are generally consistent with industry averages and otherwise fair and reasonable in light of the services provided by the Adviser.

(iv)  The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale.  The Advisory Agreement provides for breakpoints in the advisory fee should Fund assets meaningfully grow, and the Board concluded that the advisory fee appropriately reflects the Fund’s current size, the current economic environment of the Adviser, and the competitive nature of the investment company market.  The Board therefore concluded that it was satisfied with the fee levels under the Advisory Agreement.

(v)  Other considerations.  The Board also determined that the Adviser had made a significant entrepreneurial commitment to the management and success of the Fund, reflected by the Adviser’s expense limitation and fee waiver arrangement with the Fund, which have resulted in the Adviser waiving a substantial amount of advisory fees for the benefit of shareholders.  The Board also considered that the Adviser has agreed to continue its expense limitation agreement for an additional three years.

After consideration of this information and such other items as the Independent Directors deemed appropriate, the Board concluded that the Advisory Agreement contained the terms, including the provision for fees, that were fair and reasonable to the Fund.  The Board, including a majority of the Independent Directors, approved the Advisory Agreement for a term of two years.

THIRD MILLENNIUM RUSSIA FUND

FUND EXPENSES (unaudited)

Fund Expenses Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A shares or deferred sales charges on certain redemptions made within 360 days of purchase of Class A shares and within two years of purchase of Class C shares and (2) ongoing costs, including management fees, distribution fees (12b-1) and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period, September 1, 2010 and held for the six months ended February 28, 2011.

Actual Expenses Example
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or deferred sales charges.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

CLASS A	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 through February 28, 2011
Actual	$1,000.00	$1,287.2	$15.60
Hypothetical (5% return before expenses)	$1,000.00	$1,011.25	$13.71

CLASS C	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 through February 28, 2011
Actual	$1,000.00	$1,283.66	$19.82
Hypothetical (5% return before expenses)	$1,000.00	$1,007.50	$17.42

CLASS I	Beginning Account Value September 1, 2010	Ending Account Value February 28, 2011	Expenses Paid During Period* September 1, 2010 through February 28, 2011
Actual	$1,000.00	$1,291.10	$14.20
Hypothetical (5% return before expenses)	$1,000.00	$1,012.50	$12.47
* - Expenses are equal to the Fund’s annualized expense ratio of 2.75% for Class A; 3.50% for Class C and 2.50% for Class I, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

Investment Adviser:
Third Millennium Investment Advisors, LLC
 8730 Stony Point Parkway, Suite 205
Richmond, VA 23235

Distributor:
First Dominion Capital Corp.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235

Independent Registered Public Accounting Firm:
Tait, Weller and Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Transfer Agent:
For more information, wire purchase or redemptions, call or write to Third Millennium Russia Fund’s Transfer Agent:
Commonwealth Fund Services, Inc.
8730 Stony Point Parkway, Suite 205
Richmond, Virginia 23235
(800) 628-4077 Toll Free

More Information:
For 24 hours, 7 days a week price information, and for information on any series of The World Funds, Inc., investment plans, and other shareholder services, call Commonwealth Shareholder Services at (800) 5279525, or visit us on the web at www.theworldfunds.com.

[Missing Graphic Reference]

Semi-Annual Report to Shareholders
THIRD MILLENNIUM RUSSIA FUND
A series of The World Funds, Inc. A ‘‘Series’’ Investment Company
For the Six Months Ended February 28, 2011 (unaudited)

ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

 ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 11. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

     Certification  of  Principal  Executive  Officer  and  Principal  Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): The World Funds Inc.

By:   /s/ John Pasco, III
         John Pasco, III
         Principal Executive Officer

Date: May 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Karen Shupe
         Karen Shupe
         Principal Financial Officer

Date: May 9, 2011